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                          SECURITIES AND EXCHANGE COMMISSION
                                 450 FIFTH STREET, NW
                                WASHINGTON, DC  20549

                   ------------------------------------------------


                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                              FOR THE MONTH OF MAY, 1996

                            PNC MORTGAGE SECURITIES CORP.
                         MORTGAGE PASS-THROUGH CERTIFICATES,
                                    SERIES 1994-4
                (EXACT NAME OF THE REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                       33-53016                     36-3975511
 (STATE OR OTHER                 (COMMISSION                  (IRS EMPLOYER
 JURISDICTION OF                 FILE NUMBER)                 IDENTIFICATION
 INCORPORATION)                                                   NUMBER)






                                75 NORTH FAIRWAY DRIVE
                               VERNON HILLS, IL  60061

                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                    (847) 549-6500


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ITEM 5.

    See Exhibit A, the Distribution Report for the Month of May, 1996, attached hereto.


ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

    EXHIBITS:
    A. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1994-4, Monthly Distribution Report for May 1996.


                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

Dated:        June 1, 1996


                             PNC MORTGAGE SECURITIES CORP.
                             (REGISTRANT)



                             BY:  /s/ (RICHIE MOORE)
                                  -------------------------
                                  RICHIE MOORE
                                  ASSISTANT VICE PRESIDENT


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